AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE

PROSPECTUS DATED JUNE 4, 2005 AS REVISED SEPTEMBER 3, 2005

This Supplement updates the above-dated Prospectus of AXA Enterprise Funds Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of investment sub-adviser to the AXA Enterprise Short Duration Bond Fund.

AXA Enterprise Short Duration Bond Fund

In September 2005, AXA Financial, Inc. (“AXA Financial”) entered into a definitive agreement to sell The Advest Group, Inc. (“Advest”), a subsidiary of AXA Financial and the parent company of Boston Advisors, Inc. (“Boston Advisors”) to Merrill Lynch Pierce Fenner & Smith (“Merrill”). This transaction was effected on December 2, 2005. Prior to the acquisition of Advest by Merrill, Boston Advisors served as the adviser to the AXA Enterprise Short Duration Bond Fund (“Fund”).

Effective December 2, 2005, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Boston Advisors, the Adviser to the Fund with Mercury Advisors (“Mercury”), a division of Fund Asset Management, L.P., which is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08543.

As the new Adviser to the Fund, it is anticipated that Mercury will attempt to achieve the Fund’s investment objective of current income with reduced volatility of principal by investing at least 80% of the Fund’s assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities may include U.S. Government bonds and notes, corporate bonds, municipal bonds, foreign debt securities, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.

It is anticipated that the management and investment decisions for the Fund will be made by Todd Finkelstein, CFA. Mr. Finkelstein joined Mercury on December 2, 2005 and is a Vice President with Mercury and Merrill Lynch Investment Managers. From 1997 to December 1, 2005, Mr. Finkelstein was a Senior Vice President and Director of Fixed-Income Investments with Boston Advisors. Prior to that time, Mr. Finkelstein was with BankBoston’s Global Asset Management Group.

Mercury, together with its investment advisory affiliates, is the world’s third-largest firm, with total assets under management of $519 billion, including $205.8 billion in US fixed income assets, as of September 30, 2005. Mercury and its advisory affiliates serve as advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.